Exhibit 24.1
Limited Power of Attorney
(Form S-8)
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint each of Michael L. Corbat, Mark A. L. Mason, and Rohan S. Weerasinghe the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities or deferred compensation obligations of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.
IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ ELLEN M. COSTELLO
Ellen M. Costello
IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ BARBARA J. DESOER
Barbara J. Desoer

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ JOHN C. DUGAN
John C. Dugan

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ DUNCAN P. HENNES
Duncan P. Hennes

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ PETER B. HENRY
Peter B. Henry

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ S. LESLIE IRELAND
S. Leslie Ireland

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ LEW W. (JAY) JACOBS
Lew W. (Jay) Jacobs, IV

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ RENÉE J. JAMES
Renée J. James

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ EUGENE M. MCQUADE
Eugene M. McQuade

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ DIANA L. TAYLOR
Diana L. Taylor

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ JAMES S. TURLEY
James S. Turley

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ DEBORAH C. WRIGHT
Deborah C. Wright

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 16th day of April, 2019.

/s/ ERNESTO ZEDILLO PONCE DE LEON
Ernesto Zedillo Ponce de Leon